                                                            EXHIBIT NO. 99.1(l)

                             MFS INSTITUTIONAL TRUST

                   MFS INSTITUTIONAL CORE FIXED INCOME FUND


      Pursuant to Section 6.9 of the Amended and Restated Declaration of Trust dated January 24, 1996, as amended, (the "Declaration"), of MFS Institutional Trust (the "Trust"), the undersigned, constituting a majority of the Trustees of the Trust, do hereby certify that MFS Institutional Core Fixed Income Fund, a series of the Trust, has been terminated.

      IN WITNESS WHEREOF, a majority of the Trustees of the Trust have executed this redesignation of series this 3rd day of October, 2000.



JEFFREY L. SHAMES
-----------------------------
Jeffrey L. Shames
38 Lake Avenue
Newton, MA   02159



NELSON J. DARLING, JR.
-----------------------------
Nelson J. Darling, Jr.
74 Beach Bluff Avenue
Swampscott, MA  01907



WILLIAM R. GUTOW
-----------------------------
William R. Gutow
3 Rue Dulac
Dallas, TX  75230

                                                            EXHIBIT NO. 99.1(l)

                             MFS INSTITUTIONAL TRUST

                 MFS INSTITUTIONAL EMERGING MARKETS DEBT FUND


      Pursuant to Section 6.9 of the Amended and Restated Declaration of Trust dated January 24, 1996, as amended, (the "Declaration"), of MFS Institutional Trust (the "Trust"), the undersigned, constituting a majority of the Trustees of the Trust, do hereby certify that MFS Institutional Emerging Markets Debt Fund, a series of the Trust, has been terminated.

      IN WITNESS WHEREOF, a majority of the Trustees of the Trust have executed this redesignation of series this 3rd day of October, 2000.





JEFFREY L. SHAMES
------------------------------
Jeffrey L. Shames
38 Lake Avenue
Newton MA   02459





NELSON J. DARLING, JR.
------------------------------
Nelson J. Darling, Jr.
74 Beach Bluff Avenue
Swampscott MA  01907





WILLIAM R. GUTOW
------------------------------
William R. Gutow
3 Rue Dulac
Dallas TX  75230